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                                                                   EXHIBIT 10(c)

                         HARRIS CORPORATION MASTER TRUST

                                December 2, 2003

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                               HARRIS CORPORATION
                                  MASTER TRUST

                                Table of Contents

Article 1.    Title, Definitions, Etc............................................................    1

Article II    Participation......................................................................    6

Article III   Administration of Participating Plans..............................................    8

Article IV    Investment of Trust Assets.........................................................    9

Article V     Investment Funds Within the Master Fund............................................   10

Article VI    Responsibility for Directed Funds..................................................   13

Article VII   Powers of Asset Managers...........................................................   18

Article VIII  Records and Accounts of Trustees...................................................   22

Article IX    Compensation, Taxes and Expenses...................................................   23

Article X     Resignation or Removal of Trustee..................................................   24

Article XI    Withdrawal of Participating Plans..................................................   25

Article XII   Amendment or Termination...........................................................   26

Article XIII  Tender Offers......................................................................   27

Article XIV   Authorities........................................................................   29

Article XV    General Provisions.................................................................   30

Article XVI   Undertaking by Company.............................................................   32

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         Amended and Restated Master Trust Agreement and Declaration of Trust
("Agreement") made as of this 2nd day of December, 2003, and effective the 3rd day of November, 2003, by and between HARRIS CORPORATION, a Delaware corporation, and THE NORTHERN TRUST COMPANY, an Illinois corporation.

                                   WITNESSETH

         WHEREAS, Bankers Trust Company and Harris Corporation established the Harris Corporation Master Trust effective August 1, 1994 to serve as a funding medium for eligible employee benefit plans of Harris Corporation and its subsidiaries and affiliates;

         WHEREAS, The Northern Trust Company is willing to act as successor trustee of such trust; and

         WHEREAS, Harris Corporation desires to amend and restate the Trust in the form of this Agreement.

         NOW, THEREFORE, Harris Corporation and The Northern Trust Company declare and agree that The Northern Trust Company will receive, hold and administer all sums of money and such other property acceptable to The Northern Trust Company as shall from time to time be contributed, paid or delivered to it hereunder, together with any and all increments thereto, proceeds and reinvestment thereof and income therefrom, IN TRUST, upon all of the terms and conditions of this Agreement:

                                    ARTICLE I
                            Title; Definitions, Etc.

         1.1. Title. The master trust established hereunder shall be known as the Harris Corporation Master Trust and is sometimes hereinafter referred to as the "Trust".

         1.2. Definitions. As used herein the following words and phrases shall have the following meanings when capitalized:

                  (a) "Account Party" shall mean a Named Fiduciary or any Person to whom the Trustee shall be instructed by a Named Fiduciary to deliver its annual or other periodic account under Section 8.2 or Section 8.3.

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                  (b)      "Accounting Period" shall mean the twelve-consecutive
month period ending on the Friday closest to June 30, except that for the first year in which Northern acts as Trustee hereunder, the period beginning on the effective date of this Agreement and ending on the Friday closest to June 30, 2004. If a Participating Plan shall withdraw from the Trust, the Accounting Period with respect to such Participating Plan shall end on the date of the Participating Plan's withdrawal.

                  (c) "Administrative Committee" means the Employee Benefits Committee or any successor thereto, as constituted from time to time, which has the responsibility for administering the Participating Plans and is the "administrator" of each Participating Plan within the meaning of the term as used in ERISA, and is a "named fiduciary" of each Participating Plan within the meaning of such term as used in ERISA solely with respect to its power to appoint certain fiduciaries and the exercise of its administrative duties set forth in a Participating Plan that are fiduciary acts. Reference to the "Administrative Committee" shall include any person to whom the Administrative Committee has delegated any of its authority, to the extent of the delegation.

                  (d) "Agreement" shall mean all of the provisions of this instrument and of all other written instruments amendatory hereof.

                  (e) "Asset Manager" shall mean the Trustee (other than for purposes of Article VI) or an Investment Manager, individually or collectively as the context shall require, with respect to those assets held in any Investment Fund established hereunder over which it exercises, or to the extent it is authorized to exercise, discretionary investment authority or control.

                  (f) "Board of Directors" shall mean the board of directors of the Company.

                  (g) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  (h) "Common Stock Investment Fund" shall mean an Investment Fund composed of investments of Company Stock and to the extent directed by the Investment Committee one or more common stock or collective short-term Investment Funds as provided in Section 5.2 herein.

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                  (i)      "Company" shall mean Harris Corporation or any
successor thereto.

                  (j) "Company Stock" shall mean the common stock of the Company and securities convertible into common stock of the Company.

                  (k) "Directed Fund" shall mean any Investment Fund, or part thereof, subject to the discretionary management and control of a Named Fiduciary or any Asset Manager other than the Trustee.

                  (l) "Discretionary Fund" shall mean any Investment Fund, or part thereof, subject to the discretionary management and control of the Trustee.

                  (m) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  (n) "Insurance Contract" shall mean any contract or policy (including any annuity contract) of any kind issued by an insurance company, whether or not providing for the allocation of amounts received by the insurance company thereunder solely to the general account or solely to one or more separate accounts (including separate accounts maintained for the collective investment of qualified retirement plans), or a combination thereof, and whether or not any such allocation may be made in the discretion of the insurance company.

                  (o) "Investment Committee" means a committee of the Board of Directors, which shall be a "named fiduciary" of the Participating Plans within the meaning of such term as used in ERISA solely with respect to its power to appoint certain fiduciaries under the Participating Plans and its oversight of the management of the assets of the Participating Plans. On the date hereof the "Investment Committee" shall be the Executive and Finance Committee of the Board of Directors. The term "Investment Committee" shall include any person to whom the Investment Committee has delegated any of its authority, to the extent of the delegation.

                  (p) "Investment Fund" shall mean each pool of assets in the Trust established pursuant to Section 5.1 for investment purposes in which one or more Participating Plans has an interest during an Accounting Period. The term shall also include for all purposes hereof any sub-fund or account into which an Investment Fund shall be divided from time to time at the direction of a Named Fiduciary.

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                  (q)      "Investment Manager" shall mean a bank, insurance
company or investment adviser satisfying the requirements of section 3(38) of ERISA.

                  (r) "Investment Vehicle" shall mean any common, collective or commingled trust, investment company, corporation functioning as an investment intermediary, Insurance Contract, partnership, joint venture or other entity or arrangement to which, or pursuant to which, assets of an Investment Fund may be transferred or in which the Trust has an interest, beneficial or otherwise (regardless of whether the underlying assets thereof are deemed to constitute "plan assets" for any purpose under ERISA).

                  (s) "Master Fund" shall mean all cash and other property contributed, paid or delivered to the Trustee hereunder, all investments made therewith and proceeds thereof and all earnings and profits thereon, less payments, transfers or other distributions which, at the time of reference, shall have been made by the Trustee, as authorized herein. The Master Fund shall include each Investment Fund and all evidences of ownership, interest or participation in an Investment Vehicle, but shall not, solely by reason of the Master Fund's investment therein, be deemed to include any assets of such Investment Vehicle.

                  (t) "Named Fiduciary" shall mean the Person or its designee with respect to a Participating Plan, who, within the meaning of section 402(a)(2), 402(c)(3) or 403(a)(1) of ERISA, has the authority to perform the separate functions allocated to that "Named Fiduciary" under this Agreement. Unless otherwise specifically provided to the contrary, the term "Named Fiduciary" shall mean the Company.

                  (u)      "Northern" shall mean The Northern Trust Company.

                  (v) "Participating Plan" shall mean the Harris Corporation Retirement Plan and any employee benefit plan that meets the requirements for eligibility specified in Section 2.1. Participating Plans are listed on Appendix A attached hereto.

                  (w) "Participating Plan Account" shall mean the portion of the Master Fund that consists of the assets of the Participating Plan associated with such account.

                  (x) "Person" shall mean a natural person, trust, estate, corporation, mutual company, joint-stock company, unincorporated organization, association, partnership, joint

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venture, employee organization, committee, board, participant, beneficiary, trustee, partner, or venturer acting in an individual, fiduciary or representative capacity, as the context may require.

                  (y) "Record Keeper" shall mean Fidelity Investments Institutional Operations Company, Inc. or its successor.

                  (z)      "Trustee" shall mean Northern or its successor.

                  (aa) "Valuation Date" shall mean the last day of the Accounting Period, calendar quarter or any more frequent date for reporting purposes or investment purposes (or both) agreed to by the Trustee. The Valuation Date for the Harris Corporation Retirement Plan shall mean each date that the New York Stock Exchange is open for business.

         1.3. Purpose. The Trust is established to fund the benefits payable to participants and their beneficiaries under the Participating Plans and to permit the collective investment of the assets of the Participating Plans.

         1.4. Exclusive Benefit. Except as may otherwise be permitted by law and the terms of a Participating Plan, at no time prior to the satisfaction of all liabilities with respect to participants and their beneficiaries under the Participating Plans shall any part of the Master Fund be used for, or diverted to, any purposes other than for the exclusive benefit of such participants and their beneficiaries, and for defraying the reasonable expenses of administering the Participating Plans. No provision herein designed to provide for the pooling of assets of Participating Plans for investment purposes shall be deemed or construed to authorize the utilization of the assets of any Participating Plan to discharge the obligations and liabilities of any other Participating Plan.

         1.5. Effect. All persons at any time interested in any Participating Plan shall be bound by the provisions of this Agreement and, in the event of any conflict between this Agreement and the provisions of a Participating Plan or any instrument or agreement forming part of such Plan other than this Agreement, the provisions of this Agreement shall control.

         1.6. Domestic Trust. The Trust shall at all times be maintained as a domestic trust in the United States.

         1.7. Trustee Not Responsible for Enforcing Contributions or for Sufficiency. The Trustee shall have no responsibility hereunder for enforcing payment of any contribution to any

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Participating Plan, for the timing or amount thereof, or for the adequacy of the
Master Fund or the funding standards adopted for any Participating Plan to meet or discharge any pension or other liabilities of such Plan.

                                   ARTICLE II

                                  Participation

         2.1. Eligibility. In addition to the Harris Corporation Retirement Plan, any other employee benefit plan established by the Company or a subsidiary or an affiliate of the Company may be funded, in whole or in part, through the Trust if (i) the plan is qualified under section 401(a) of the Code, (ii) the plan's related trust is exempt from taxation under section 501(a) of the Code, and (iii) this Agreement has been duly adopted as the trust under such plan by the Investment Committee and, in the case of a plan for the benefit of employees of a subsidiary or affiliate of the Company, by the board of directors of such subsidiary or affiliate.

         2.2. Effect on Adopting Company. When the Master Trust has been adopted by any subsidiary or affiliate of the Company, such subsidiary or affiliate shall be bound by the decisions, instructions, actions and directions of the Named Fiduciaries and the Trustee shall be fully protected by the Company and such subsidiary or affiliate in relying upon the decisions, instructions, actions and directions of the Company or a Named Fiduciary. Except as may be hereafter specifically provided, the Trustee shall not be required to give notice to or to obtain the consent of any subsidiary or affiliate with respect to any action to be taken by the Trustee pursuant to this Agreement, and the Company shall have the sole authority to enforce this Agreement on behalf of any subsidiary or affiliate.

         2.3. Valuation and Allocation. The Trustee shall hold the Master Fund as a commingled fund or funds in which each Participating Plan shall be deemed to have a proportionate undivided interest in the Investment Fund or Funds in which it participates, except that each fund or asset identified by the Company or a Named Fiduciary as allocable to a particular Participating Plan, herein referred to as an "identified fund" or "identified asset", and income, appreciation or depreciation and expenses attributable to a particular Participating Plan Account or to an identified asset thereof, shall be allocated or charged to that Participating Plan Account. Contributions shall be designated by the Company or a Named Fiduciary as allocable,

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and distributions shall be designated by the Company or a Named Fiduciary as chargeable, to a particular Participating Plan Account and shall be so allocated or charged. Upon the direction of the Company or a Named Fiduciary, the Trustee shall periodically determine the value of each Participating Plan Account on such basis as the Trustee and the Company or a Named Fiduciary shall from time to time agree (considering the fair market value of the assets initially received from the predecessor trustee or the Company with respect to the Participating Plan and subsequent contributions and distributions, net income, net appreciation or depreciation and expenses attributable to the Participating
Plan) and shall render a statement thereof to the Company or a Named Fiduciary within one hundred twenty (120) days after the Valuation Date designated by the Company or a Named Fiduciary. Except in the case of an Investment Fund in which amortized cost is the valuation method designated, assets will be valued at their market values at the close of business on the Valuation Date, or, in the absence of readily ascertainable market values, at such values as the Trustee shall determine in accordance with methods consistently followed and uniformly applied. In preparing the Trustee's written statement, the Trustee shall be fully protected in relying, without duty of inquiry: (i) upon the determination of the issuing insurance company or other entity with respect to the value of each insurance or investment contract included in such written account, (ii) upon information provided by the general partner or other investment entity with respect to the value of each limited partnership or other investment interest included in such written account, and (iii) with respect to any assets of the Master Fund managed by an Investment Manager for which the Trustee deems not to have a readily ascertainable value, upon the fair market value of such assets as determined by the applicable Investment Manager. Anything in this Agreement to the contrary notwithstanding, with respect to assets constituting part of a Directed Fund, the Trustee may rely for all purposes of this Agreement on the latest valuation and transaction information submitted to it by the Person responsible for the investment of such assets even if such information predates the designated Valuation Date. The Named Fiduciary will cause such Person to provide the Trustee with all information needed by the Trustee to discharge its obligations to value such assets and to account under this Agreement.

         2.4. Participant Records and Accounts. Certain Participating Plans may be defined contribution plans with respect to which one or more participant accounts are maintained in accordance with the provisions of such Participating Plan. Except as the parties may otherwise

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agree in writing, the Trustee shall not be required to maintain any separate records or accounts with respect to any participant of any Participating Plan, and any records or accounts required to be maintained pursuant to the terms of any such Plan or to comply with ERISA or the Code shall be the responsibility of the Company, the Record Keeper or other Person designated in writing to the Trustee by the Company or a Named Fiduciary. If the parties at any time agree that the Trustee shall maintain such records, a description of the services to be provided by the Trustee, if any, shall be attached hereto as Appendix B.

                                   ARTICLE III

                      Administration of Participating Plans

         3.1. Payment of Benefits. On the direction of the Company, the Record Keeper or other Person designated in writing to the Trustee by the Company or a Named Fiduciary, the Trustee shall pay monies at such times and in such manner, out of a Participating Plan Account to the Record Keeper, unless the Administrative Committee directs the Trustee to pay monies (i) directly to or for the benefit of participants in such Participating Plan and their beneficiaries, (ii) to an insurance company to provide for the payment of such benefits by the purchase of an Insurance Contract, or (iii) to a paying or disbursing agent (which may be the Company) as the Company or its designee shall from time to time direct. Any assets disbursed or paid over by the Trustee pursuant to this Section 3.1 shall no longer be part of the Master Fund.

         3.2. Reliance. Any directions pursuant to Section 3.1 may, but need not, specify the application to be made of monies so ordered. The Trustee shall charge the payment ordered against the Participating Plan Account of such one or more of the Participating Plans as the Record Keeper or the Administrative Committee shall direct. Each direction to the Trustee under Section 3.1 shall constitute a certification by the Company that such direction is in accordance with applicable law, the terms of any relevant Participating Plan and the terms of this Agreement, and the Trustee shall have no duty to make any independent inquiry or investigation as to any of the foregoing before acting upon such direction, or to see to the application of any monies paid over. The Trustee shall not be liable for any distribution made in good faith without actual notice or knowledge of the changed condition or status of any recipient. If any payment made by the Trustee is returned unclaimed, the Trustee shall notify the Administrative Committee and shall dispose of the payment as the Administrative Committee shall direct. The

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Trustee shall have no obligation to search for or ascertain the whereabouts of any payee of benefits of the Master Fund.

         3.3. Trustee Not Responsible for Plan Administration. The Trustee shall not be responsible under this Agreement or otherwise in any way respecting
(i) the determination, computation, payment or application of any benefit, (ii) the form, terms, payment provisions or issuer of any Insurance Contract which it is directed to purchase to provide for the payment of benefits under any Participating Plan, (iii) the performance of any functions under any such Insurance Contract which it may be directed to purchase or hold as contract holder thereunder (other than the execution of any documents incidental thereto and transfer or receipt of funds thereunder), or (iv) any other matter affecting the administration of a Participating Plan, by the Company or any other Person to whom such responsibility is allocated or delegated pursuant to the terms of a Participating Plan.

                                   ARTICLE IV

                           Investment of Trust Assets

         4.1. Asset Managers. Discretionary authority for the management and control of assets of the Master Fund from time to time may be retained, allocated or delegated, as the case may be, for one or more purposes, to and among the Asset Managers by the Investment Committee, in its absolute discretion. The terms and conditions of appointment, authority and retention of any Asset Manager shall be the sole responsibility of the Investment Committee. The Investment Committee shall promptly notify the Trustee in writing of the appointment or removal of an Asset Manager. Any notice of appointment pursuant to this Section 4.1 shall constitute a representation and warranty that the Asset Manager has been appointed in accordance with the provisions of the Participating Plan and that any Asset Manager (other than the Trustee) is an Investment Manager.

         4.2. Investment Discretion. Subject to Section 5.1, the assets of the Master Fund shall be invested and reinvested, without distinction between principal and income, at such time or times in such investments and pursuant to such investment strategies or courses of action and in such shares and proportions, as the Asset Managers, in their sole discretion, shall deem advisable.

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         4.3.     Limitations on Investment Discretion. In addition to the
limitations imposed by Section 5.1, the Investment Committee may limit, restrict or impose guidelines affecting the exercise of the discretion hereinabove conferred on any Asset Manager. Any limitations, restrictions or guidelines applicable to the Trustee, as Asset Manager, shall be communicated in writing to the Trustee. The Trustee shall have no responsibility with respect to the formulation of any funding policy or any investment or diversification policies embodied therein. The Investment Committee shall be solely responsible for communicating, and monitoring adherence to, any limitations or guidelines imposed on any other Asset Manager by Section 5.1 or Section 7.3 or the guidelines described above.

         4.4. Responsibility for Diversification. The Investment Committee shall be responsible for determining the diversification policy (if required) of the Master Fund, for monitoring adherence by the Asset Managers to such policy, and for advising the Asset Managers with respect to limitations on employer or other securities or property contained in any Participating Plan or imposed on such Participating Plan by applicable law or by the Investment Committee.

                                    ARTICLE V

                     Investment Funds Within the Master Fund

         5.1. Participating Investment Funds. At the direction of the Investment Committee, the interest of a Participating Plan in the Master Fund may be allocated and held and invested in one or more Investment Funds established hereunder by the Investment Committee as required or permitted by the terms of each Participating Plan. The Investment Committee shall be solely responsible for the determination if an Investment Fund is required or permitted under the terms of a Participating Plan. As of the date hereof, the Master Fund shall be held and invested in the Investment Funds listed and described in Appendix C attached hereto. The Record Keeper shall direct the Trustee with respect to the allocation of assets to Investment Funds and with respect to transfers among such Investment Funds. The Trustee shall use its best efforts to move funds as soon as practicable when transfers are delayed for any reason, but shall in no event be required to advance its own funds for such purpose. Pending directions from the Record Keeper to allocate contributions among the Investment Funds, the Trustee shall hold the contributions in a separate account invested in short-term investments, including common or collective short-term

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investment funds of the Trustee. Any cash held from time to time in any
Investment Fund may be invested in common or collective funds of the Trustee or its affiliate or in participations in regulated investment companies (including those for which the Trustee or its affiliate is adviser). The income of each Investment Fund shall be accumulated and invested in such fund. The Investment Committee, to the extent permitted by a Participating Plan, may establish additional Investment Funds, or freeze, terminate or modify the description of any Investment Fund. Any cash held by the Trustee from time to time in the Master Fund may be invested in common or collective short-term investment funds of the Trustee. The Investment Committee shall notify the Trustee in writing of the amount of the Master Fund to be maintained in common and collective short-term investment funds.

         5.2. The Company Stock Investment Fund. (a) Notwithstanding the unrestricted powers conferred on the Trustee in this Agreement, the Trustee shall purchase and retain the Company Stock in the Common Stock Investment Fund regardless of market fluctuations and the Trustee shall sell such Company Stock only to meet administrative needs of a Participating Plan as directed by the Investment Committee. The Investment Committee shall notify the Trustee in writing of the amount or percentage of the Company Stock Investment Fund to be maintained in a common or collective short-term investment fund, and the Trustee shall not be required to advance funds to make any transfers or distribution from the Company Stock Investment Fund. Any cash held by the Trustee from time to time in the Company Stock Investment Fund may be invested in common or collective short-term investment funds of the Trustee. The Trustee shall have no duty to inform participants in the Participating Plans of the unique nature of the Company Stock Fund.

                  (b) The Trustee shall vote shares of Company Stock held in the Company Stock Investment Fund in accordance with the following provisions. The Trustee, or the Company upon written notice to the Trustee, shall furnish to each participant (and beneficiary) who has Company Stock credited to his or her individual account under the Company Stock Investment Fund the date and purpose of each meeting of the stockholders of the Company at which Company Stock is entitled to be voted. The Trustee, or the Company if it has furnished such information to such participants (and beneficiaries) with respect to a particular stockholders' meeting, shall request from each such participant (or beneficiary) instructions to be furnished to the Trustee (or to a tabulating agent appointed by the Trustee, which may be the

                                       11
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Company's transfer agent) regarding the voting at such meeting of Company Stock credited to the participant's account. If the participant (or beneficiary) furnishes such instructions to the Trustee or its agent within the time specified in the notification, then the Trustee shall vote such Company Stock in accordance with such instructions. All Company Stock credited to accounts as to which the Trustee or its agent do not receive instructions as specified above, and all unallocated Company Stock held in the Company Stock Investment Fund shall be voted by the Trustee proportionately in the same manner as it votes Company Stock as to which the Trustee or its agent have received voting instructions as specified above.

                  (c) The Investment Committee may authorize and direct the Trustee in writing to seek to obtain settlement for sales of Company Stock on an expedited basis under certain circumstances, in which case the Trustee shall carry out its responsibilities for execution of Company Stock sale transactions in accordance with such direction and subject to any limitations expressed therein.

                  (d) A participant (or beneficiary) in a Participating Plan shall be a "named fiduciary" under ERISA to the extent of the participant's (or beneficiary's) authority to direct the investment in, voting, tender, exchange or sale of Company Stock represented by the participating units of the Company Stock Fund then allocated to the participant's (or beneficiary's) account under a Participating Plan and the account's proportionate share of unallocated Company Stock held by the Trustee.

                  (e) No provision of this Section 5.2 shall prevent the Trustee from taking any action relating to its duties under this Section 5.2 if the Trustee determines in its sole discretion that such action is necessary in order for the Trustee to fulfill its fiduciary responsibilities under ERISA.

                  (f) Purchases and sales of Company Stock may be made to, from or through any source, provided that such purchases from or sales to a party in interest (as defined in section 3(14) of ERISA) shall comply with the requirements of section 408(e) of ERISA. Rights, options or warrants offered to purchase Company Stock shall be exercised by the Trustee to the extent that there is cash available for the investment; to the extent cash is not available, the same shall be sold on the open market.

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                  (g)      Except for the short-term investment of cash, the
Investment Committee has limited the investment power of the Trustee in the Common Stock Investment Fund to the purchase of Company Stock. The Trustee shall not be liable for the purchase, retention, voting (other than as described in Section 5.2(b)) tender (other than as described Article XIII), exchange or sale of Company Stock and the Company (which has the authority to do so under the laws of the state of its incorporation) agrees to indemnify the Trustee from any liability, loss and expense, including legal fees and expenses which the Trustee may sustain by reason of purchase, retention, tender, exchange or sale of Company Stock. This paragraph shall survive the termination of this Agreement.

                                   ARTICLE VI

                        Responsibility for Directed Funds

         6.1. Responsibility for Selection of Agents. All transactions of any kind or nature in or from a Directed Fund shall be made upon such terms and conditions and from or through such brokers, dealers and principals and other agents as the Investment Manager of such Directed Fund shall direct. No such transactions shall be executed through the facilities of the Trustee except for the purpose of temporary investment of cash reserves of a Directed Fund.

         6.2. Trustee Not Responsible for Investments in Directed Funds. The Trustee shall be under no duty or obligation to review or to question any direction of any Investment Manager, or to review securities or any other property held in any Directed Fund with respect to prudence or proper diversification or compliance with any limitation on the Investment Manager's authority under this Agreement or the terms of a Participating Plan, any agreement entered into between the Company or the Investment Committee and the Investment Manager or imposed by applicable law, or to make any suggestion or recommendation to the Company, the Investment Committee or the Investment Manager with respect to the retention or investment of any assets of any Directed Fund, and shall have no authority to take any action or to refrain from taking any action with respect to any asset of a Directed Fund unless and until it is directed to do so by the Investment Manager. Further, if the Trustee shall not have received contrary instructions from the Investment Manager, the Trustee shall invest for short term purposes any cash of such Directed Fund, consisting of U.S. dollars in its custody, in the collective fund specified in Appendix D (which Appendix D may be modified by the Investment Committee in writing from

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time to time). For currencies held by the Trustee outside the United States, including U.S. dollars, the Trustee shall invest such cash of a Directed Fund as directed by the Investment Manager thereof and such investments may include an interest bearing account of a foreign custodian.

         6.3. Investment Vehicles. Any Investment Vehicle, or interest therein, acquired by or transferred to the Trustee upon the directions of an Investment Manager shall be allocated to the Directed Fund designated by such Investment Manager, and the Trustee's duties and responsibilities under this Agreement shall not be increased or otherwise affected thereby. The Trustee shall be responsible solely for the safekeeping of the physical evidence, if any, of the Trust's ownership of or interest or participation in such Investment Vehicle.

         6.4. Reliance on Investment Manager. The Trustee shall be required under this Agreement to execute documents, to settle transactions, to take action on behalf of or in the name of the Trust and to make and receive payments on the direction of an Investment Manager. Any direction of an Investment Manager shall constitute a certification to the Trustee (i) that the transaction will not constitute a prohibited transaction under ERISA or the Code, (ii) that the investment is authorized under the terms of this Agreement and any other agreement or law affecting the Investment Manager's authority to deal with the Directed Fund, (iii) that any contract, agency, joinder, adoption, participation or partnership agreement, deed, assignment or other document of any kind which the Trustee is requested or required to execute to effectuate the transaction has been reviewed by the Investment Manager and, to the extent it deems advisable and prudent, its counsel, (iv) that such instrument or document is in proper form for execution by the Trustee, and (v) that all other reasonable acts to perfect and protect the Trust's rights have been taken, and the Trustee shall have no duty to make any independent inquiry or investigation as to any of the foregoing before acting upon such direction. In addition, the Trustee shall not be liable for the default of any Person with respect to any Investment Vehicle or any investment in a Directed Fund or for the form, genuineness, validity, sufficiency or effect of any document executed by, delivered to or held by it for any Directed Fund on account of such investment.

         6.5. Merger of Funds. The Trustee shall not have any discretionary responsibility or authority to manage or control any asset held in a Directed Fund upon the resignation or removal of an Investment Manager unless and until it has been notified in writing by the Investment Committee that the Investment Manager's authority has terminated and that such Directed Fund's assets are to be integrated with the Discretionary Fund. Such notice shall not be deemed effective until two business days on which the Trustee is open for business after such notice has been received by the Trustee. The Trustee shall not be liable for any losses to the Master Fund resulting from the disposition of any investment made by an Investment Manager or for the retention of any illiquid or unmarketable investment or any investment which is not publicly traded or for the holding of any other investment acquired by the Investment Manager if the Trustee is unable to dispose of such investment because of any restrictions imposed by the Securities Act of 1933 or other federal or state law, or if an orderly liquidation of such investment is impractical under prevailing conditions, or for failure to comply with any investment limitations imposed pursuant to Section 4.3 or 5.1, or for any other violation of the terms of this Agreement, the Participating Plans or applicable law as a result of the addition of Directed Fund assets to the Discretionary Fund.

         6.6. Notification of Named Fiduciary in Event of Breach. If the Trustee has actual knowledge of a breach committed by an Investment Manager, it shall notify the Company or the Investment Committee thereof and the Trustee shall have no further responsibility hereunder therefor.

         6.7. Definition of Knowledge. The parties hereto acknowledge that while the Trustee will perform certain duties (such as custodial, reporting, recording, valuation and bookkeeping functions) with respect to Directed Funds, such duties will not involve the exercise of any discretionary authority to manage or control the assets of the Directed Funds and will be the responsibility of officers or other employees of the Trustee who are unfamiliar with and have no responsibility for investment management. Therefore, in the event that knowledge of the Trustee shall be a prerequisite to imposing a duty upon or to determining liability of the Trustee under this Agreement or any statute regulating the conduct of the Trustee with respect to such Directed Funds or relieving the Company of its undertakings under Section 16.2, the Trustee will not be presumed hereunder to have knowledge of, or to have participated in, any act or omission of an Investment Manager involving the investment of assets allocated to the Directed Funds solely as a result of the receipt and processing of information in the course of performing such duties.

         6.8. Duty to Enforce Claims. The Trustee shall have no duty to commence or maintain any action, suit or legal proceeding on behalf of the Trust on account of or growing out of any investment made in or for a Directed Fund unless the Trustee has been directed to do so by the Investment Manager of the Directed Fund or the Investment Committee and unless the Trustee is either in possession of funds sufficient for such purpose or has been indemnified to its satisfaction for reasonable counsel fees, costs and other expenses and liabilities to which it, in its sole judgment, may be subjected by beginning or maintaining such action, suit or legal proceeding.

         6.9. Restrictions on Transfer. Nothing herein shall be deemed to empower any Investment Manager to direct the Trustee to transfer any asset of a Directed Fund to itself except for purposes enumerated in paragraph (j), (1) or
(m) of Section 7.1.

         6.10. Global Investments. The Investment Committee shall have sole responsibility for the decision to maintain the custody of foreign investments abroad. Except as otherwise directed by the Investment Committee, custody of foreign investments shall be maintained with foreign custodians selected by the Trustee. The Trustee shall have no responsibility for losses to the Master Fund resulting from the acts or omissions of any foreign custodian appointed by the Trustee unless due to the foreign custodian's fraud, negligence or willful misconduct. The Trustee shall maintain custody of foreign investments in any jurisdiction where the Trustee has not selected a custodian solely as directed by the Investment Committee. The Trustee shall have no responsibility for the financial condition, acts or omissions of any foreign custodian holding assets of the Master Fund at the direction of the Investment Committee.

         6.11. Securities Lending. The Investment Committee may provide written direction to the Trustee as fiduciary to lend securities of the Master Fund held by the Trustee. The direction of the Investment Committee shall be consistent with Department of Labor Prohibited Transaction Exemption 81-6 or any successor exemption. The Trustee shall transfer securities to a borrower pursuant to a loan agreement with the borrower and invest or hold on behalf of the Master Fund the collateral received in exchange for the securities. Notwithstanding anything in this Agreement to the contrary, the right to vote securities on a record date that are loaned to a borrower passes to the borrower, or a transferee of the borrower, as a consequence of the transfer of title to the securities, provided that the right to vote such securities by the borrower is not prohibited by law. The Trustee shall maintain a record of the market value of the loaned securities and shall be paid reasonable compensation as agreed to by the Trustee and the Investment Committee.

         6.12.    Futures. The Investment Committee may direct the Trustee to
(i) enter into such agreements as are necessary to implement investment in futures contracts and options on futures contracts; (ii) transfer initial margin to a futures commission merchant or third party safekeeping bank pursuant to directions from an Investment Manager and (iii) pay or demand variation margin in accordance with industry practice to or from such futures commission merchant based on daily marking to market calculations. The Trustee shall have no investment or custodial responsibility with respect to assets transferred to a futures commission merchant or third party safekeeping bank.

         6.13. Subcustodians and subtrustees. The Trustee shall have custody of and custodial responsibility for all assets of the Master Fund held in a Directed Fund or an Investment Fund except as otherwise provided in this Agreement or as follows:

                  (a) The subtrustee of a subtrust shall have custody of and custodial responsibility for any assets of a Directed Fund allocated to it by the Investment Committee;

                  (b) The trustee of a collective or group trust fund (including without limitation an Investment Manager or its bank affiliate) shall have custody of and custodial responsibility for any assets of a Directed Fund invested in such collective or group trust fund; and

                  (c) The Investment Committee may direct in writing that the custody of additional assets of a Directed Fund (other than those referred to in paragraphs (a) and (b) of this Section 6.13) be maintained with one or more Persons or entities designated by the Investment Committee to maintain custody of assets of a Directed Fund (a "Custodial Agent"). In such event, the Investment Committee shall approve, and direct the Trustee to enter into, a custody agreement with the Custodial Agent (which custody agreement may authorize the Custodial Agent to maintain custody of such assets with one or more subagents, including a broker or dealer registered under the Securities Exchange Act of 1934 or a nominee of such broker or dealer). The Custodial Agent shall have custodial responsibility for any assets maintained with the Custodial Agent or its subagents pursuant to the custody agreement. Notwithstanding any other provision of this Agreement, the Company (which has the authority to do so under the laws of its state of incorporation) agrees to indemnify the Trustee from any liability, loss and expense, including legal fees and expenses, which arise out of or in connection with the Trustee's acting in accordance with any directions of the Investment Committee pursuant to this paragraph (c). This paragraph shall survive the termination of this Agreement.

                                   ARTICLE VII

                            Powers of Asset Managers

         7.1. General Powers. Without in any way limiting the powers and discretions conferred upon any Asset Manager by the other provisions of this Agreement or by law, each Asset Manager shall be vested with the following powers and discretions with respect to the assets of the Trust subject to its management and control, and, upon the directions of the Investment Manager of a Directed Fund, the Trustee shall make, execute, acknowledge and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to enable such Investment Manager to carry out such powers and discretions:

                  (a) to sell, exchange, convey, transfer or otherwise dispose of any property by private contract or at public auction, and no person dealing with the Asset Manager shall be bound to see to the application of the purchase money or to inquire into the validity, expediency or propriety of any such sale or other disposition;

                  (b) to enter into contracts or to make commitments either alone or in company with others to sell or acquire property;

                  (c) to purchase or sell, write or issue, puts, calls or other options, covered or uncovered, to enter into financial futures contracts, forward placement contracts and standby contracts, and in connection therewith, to deposit, hold or direct Northern, as Trustee or in its individual capacity, to deposit or hold) or pledge assets of the Master Fund;

                  (d) to purchase part interests in real property or in mortgages on real property, wherever such real property may be situated;

                  (e) to lease to others for any term without regard to the duration of the Trust any real property or part interest in real property;

                  (f) to delegate to a manager or the holder or holders of a majority interest in any real property or mortgage on real property or in any oil, mineral or gas properties, the management and operation of any part interest in such property or properties (including the authority to. sell such part interests or otherwise carry out the decisions of such manager or the holder or holders of such majority interest);

                  (g) to vote upon any stocks, bonds or other securities (except with respect to the voting of Company Stock or other shareholder rights therein); to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights or other options and to make any payments incidental thereto; to consent to or otherwise participate in corporate reorganizations or other changes affecting corporate securities and to delegate discretionary powers and to pay any assessments or charges in connection therewith; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities or other property;

                  (h) to organize corporations under the laws of any state for the purpose of acquiring or holding title to property (or, in the case of a Directed Fund, to direct the Trustee to organize such corporations or to appoint an ancillary trustee acceptable to the Trustee for such purpose);

                  (i) to invest in a fund consisting of securities issued by corporations and selected and retained solely because of their inclusion in, and in accordance with, one or more commonly used indices of such securities, with the objective of providing investment results for the fund which approximate the overall performance of such designated index;

                  (j) to enter into any partnership, as a general or limited partner, or joint venture;

                  (k) to purchase units or certificates issued by an investment company or pooled trust or comparable entity;

                  (l) to transfer money or other property to an insurance company issuing an Insurance Contract;

                  (m) to transfer or deposit assets of a Discretionary Fund or Directed Fund with the Trustee or its affiliate as trustee, or another person or entity acting as trustee of a common, collective or commingled trust fund exempt from tax under the Code maintained by an Asset Manager or an affiliate of an Asset Manager or by another trustee who is designated in writing by the Investment Committee, to be held and invested subject to all of the terms and conditions thereof, and such trust shall be deemed adopted as part of the Trust and the Participating Plans to the extent that assets of the Trust are invested therein which terms and conditions are hereby incorporated herein by reference and shall prevail over any contrary provision of this Agreement; and

                  (n) to be reimbursed for the reasonable expenses incurred in exercising any of the foregoing powers or to pay the reasonable expenses incurred by any agent, manager or trustee appointed pursuant hereto.

         7.2. Additional Powers of Trustee. In addition, the Trustee is hereby authorized:

                  (a) to register any securities held in the Master Fund in its own name or in the name of a nominee and to hold any securities in bearer form, and to combine certificates representing such securities with certificates of the same issue held by the Trustee in other fiduciary or representative capacities or as agent for customers, or to deposit or to arrange for the deposit of such securities in any qualified central depository even though, when so deposited, such securities may be merged and held in bulk in the name of the nominee of such depository with other securities deposited therein by other depositors, or to deposit or arrange for the deposit of any securities issued by the United States Government, or any agency or instrumentality thereof, with a Federal Reserve Bank, but the books and records of the Trustee shall at all times show that all such investments are part of the Master Fund;

                  (b) to employ suitable agents, depositories and counsel, domestic or foreign, and to charge their reasonable expenses and compensation against the Master Fund, and to confer upon any such depository the powers conferred upon the Trustee by paragraph (a) of this Section 7.2 as well as the power to appoint subagents and depositories, wherever situated, in connection with the retention of securities or other property;

                  (c) to borrow money from any source as may be necessary or advisable to effectuate the purposes of the Trust on such terms and conditions as the Trustee, in its absolute discretion, may deem advisable;

                  (d) to deposit any funds of the Trust in accounts deposits or savings certificates, which bear a reasonable rate of interest, issued and maintained by Northern, in its separate corporate capacity, or in any other institution affiliated with Northern;

                  (e) to compromise, compound, submit to arbitration or settle any debt or obligation owing to or from or otherwise adjust all claims in favor of or against the Master Fund other than claims solely affecting the right of any Person to benefits under a Participating Plan; to reduce or increase the rate of interest or extend, or otherwise modify, foreclose upon default, or enforce any such debt or obligation; to sue or defend suits or legal proceedings to protect any interest in the Trust and to represent the Trust in all suits or legal proceedings in any court or before any other administrative agency, body or tribunal;

                  (f) to make any distribution or transfer of assets as of a Valuation Date authorized under Article X or XI or to effectuate participants' rights under a Participating Plan in cash or in kind, or partly in cash or kind, and, in furtherance thereof, to value such assets, which valuation shall be conclusive and binding on all Persons;

                  (g) upon the direction of the Investment Committee, to maintain and operate one or more market inventory funds as a vehicle to exchange securities among Discretionary Funds and Directed Funds without alienating the property from the Trust;

                  (h) to hold any part of the assets of the Master Fund in cash without liability for interest, pending investment thereof or the payment of expenses or making of distributions therewith, notwithstanding the Trustee's receipt of "float" from such uninvested cash as set forth in Appendix E; and

                  (i) generally, consistent with the provisions of this Agreement to perform all acts (whether or not expressly authorized herein) which it may deem necessary and prudent for the protection of the assets of the Trust.

         7.3. Limitation of Powers. The foregoing provisions of this Article VII shall not be deemed to expand the permissible investments for any Investment Fund under Section 5.1 or to limit the Investment Committee's power to restrict the exercise of such powers by an Asset Manager as provided in Section 4.3. In addition, any powers conferred on the Trustee or any Investment Manager thereunder may be suspended or revoked at any time by the Investment

Committee upon written notice to the Investment Manager or the Trustee in accordance with Section 15.6.

                                  ARTICLE VIII

                         Records and Accounts of Trustee

         8.1. Records. The Trustee shall keep accurate and detailed accounts of all investments, receipts, disbursements and other transactions in the Master Fund and all accounts, books and records relating thereto shall be open to inspection and audit at all reasonable times during normal business hours by any Person designated by the Administrative Committee subject to reasonable confidentiality concerns related to the data of other clients of the Trustee and provided that the Trustee shall be reimbursed by the Company for any extraordinary, reasonable costs or expenses it may incur as a result of providing such inspections or audits and provided further that no such inspection or audit shall exceed 20 business days in a calendar year.

         8.2. Annual Account. Within ninety (90) days following the close of each Accounting Period, and within ninety (90) days after the removal or resignation of the Trustee as provided in Article X, the Trustee shall file with the Account Party, in accordance with Section 15.6, a written account setting forth the receipts and disbursements of the Master Fund and the investments and other transactions effected by the Trustee upon its own authority or pursuant to the directions of any Person as herein provided during the Accounting Period. The written account of the Trustee shall be prepared in accordance with the methodology set forth in Section 2.3.

         8.3. Periodic Account. If so required by the terms of any Participating Plan, within thirty (30) days following the close of each calendar month, calendar quarter or other time period (but not more frequently than monthly) the Trustee shall provide the Account Party with, in accordance with
Section 15.6, a written account for any such Participating Plan, setting forth the receipts and disbursements of the Master Fund and the investments and other transactions effected by it upon its own authority or pursuant to the directions of any Person as herein provided during such period; provided, however, that such written account shall be limited to an accounting of investments and transactions in the Master Fund and shall not affect the responsibilities of the parties, if any, under Section 2.5 herein. Such written account of the Trustee shall be prepared in accordance with the methodology set forth in Section 2.3.

         8.4. Account Stated. Upon the expiration of ninety (90) days from the date of filing any account with the Account Party including or the annual account, periodic account, or other accounts provided pursuant to sections 2.3,
8.2 and 8.3 of this Agreement, the Trustee shall be forever released and discharged from all liability and further accountability to the Company, the Account Party or any other Person with respect to the accuracy of such accounting and the propriety of all acts and failures to act of the Trustee reflected in such account, except with respect to any such acts or transactions as to which the Account Party shall, within such 90-day period, file with the Trustee specific written objections.

         8.5. Judicial Accountings. Nothing herein shall in any way limit the right of the Trustee to bring any action or proceeding in a court of competent jurisdiction to settle its account or for such other relief with respect thereto as it may deem appropriate.

         8.6. Necessary Parties. Except to the extent that sections 502 and 504 of ERISA may provide otherwise, in order to protect the Master Fund from the expense of litigation, no Person other than the Company shall be a necessary party in any proceeding under Section 8.5 or may require the Trustee to account or may institute any other action or proceeding against the Trustee or the Trust.

                                   ARTICLE IX

                        Compensation, Taxes and Expenses

         9.1. Compensation and Expenses. Any reasonable expenses incurred by the Trustee in connection with its administration of the Master Fund including, but not limited to, reasonable fees for legal services rendered to the Trustee in connection with the performance of its duties hereunder, such compensation to the Trustee as shall be agreed upon from time to time between the Trustee and the Company, and all other proper charges and disbursements of the Trustee, shall be paid from the Master Fund, unless paid by the Company. Anything in the preceding sentence to the contrary notwithstanding, the Company shall reimburse the Trustee for any such expenses if for any reason such expenses are not paid out of the Master Fund. The Trustee's entitlement to reimbursement hereunder shall not be affected by the resignation or removal of the

Trustee or by the termination of the Trust. The Administrative Committee may direct the Trustee to pay from the Master Fund any other administration expenses of a Participating Plan. Each direction to the Trustee under this Section 9.1 and Section 9.3 shall constitute a certification by the Administrative Committee that such direction is in accordance with applicable law, the terms of any relevant Participating Plan and the terms of this Agreement, and the Trustee shall have no duty to make any independent inquiry or investigation as to any of the foregoing before acting upon such direction, or to see to the application of any monies paid over.

         9.2. Taxes. All taxes of any and all kinds whatsoever that may be levied or assessed under existing or future laws, domestic or foreign, upon the Master Fund or the income thereof shall be paid from the Master Fund, unless paid by the Company. The Trustee shall notify the Administrative Committee of any taxes that may be assessed. In the event that the Administrative Committee shall determine that the taxes are not lawfully assessed, it may elect to direct the Trustee at the expense of the Trust, to contest such assessments, or the Company may contest such assessment.

         9.3. Allocation. Any tax or expense paid from the Master Fund hereunder which is determined by the Administrative Committee to be specially allocable to one or more Investment Funds or Participating Plans, as the case may be, shall be charged against such Investment Funds or the Participating Plan Accounts of such Participating Plans, in such proportions as the Administrative Committee shall direct the Trustee in writing. Any expense which is allocable to all of the Investment Funds or all of the Participating Plans shall be charged against each of the Investment Funds or each of the Participating Plans in the same proportion as the value of the total assets held in each such Investment Fund or Participating Plan bears to the value of the total assets in the Master Fund.

                                    ARTICLE X

                        Resignation or Removal of Trustee

         10.1. Resignation or Removal. The Trustee may be removed by the Investment Committee at any time upon sixty (60) days' notice in writing to the Trustee. The Trustee may resign at any time upon sixty (60) days' notice in writing to the Investment Committee or other person authorized to receive such notice. The parties may waive the sixty-day notice period by the written consent of both parties.

         10.2. Designation of a Successor. Upon the removal or resignation of the Trustee, the Investment Committee shall either appoint a successor trustee who shall have substantially the same powers and duties as those conferred upon the Trustee hereunder, and upon acceptance of such appointment by the successor trustee, the Trustee shall assign, transfer and pay over the Master Fund to such successor trustee, or the Investment Committee shall direct the Trustee to assign, transfer and pay over the Master Fund to one or more insurance companies pursuant to Insurance Contracts issued to the Participating Plans. If, for any reason, the Investment Committee cannot or does not act promptly to appoint a successor trustee or designate an insurance company in the event of the resignation or removal of the Trustee, the Trustee may apply to a court of competent jurisdiction for the appointment of a successor trustee, and any reasonable expenses incurred by the Trustee in connection therewith shall be charged to and paid from the Master Fund as an expense of administration.

         10.3.    Reserve for Expenses. Upon its resignation or removal under
Section 10.1, the Trustee is authorized to reserve such amount as to it may deem advisable for payments of its reasonable fees and expenses in connection with the settlement of its account or otherwise, and any balance of such reserve remaining after the payment of such fees and expenses shall be paid over in accordance with the directions of the Investment Committee under Section 10.2. The Trustee is authorized to invest such reserves in any investment authorized under the terms of this Agreement appropriate for the temporary investment of cash reserves of trusts.

                                   ARTICLE XI

                        Withdrawal of Participating Plans

         11.1. Event of Withdrawal. Upon receipt of notice from the Administration Committee of the termination (including any partial termination) and distribution of the assets of a Participating Plan or of the withdrawal of any Participating Plan, or part thereof, from the Trust, the Trustee shall segregate the interest of the assets of the Master Fund allocable to such Participating Plan, or part thereof, and shall dispose of such assets in accordance with the directions of the Administration Committee.

         11.2. Disqualification. The Company shall promptly notify the Trustee if any Participating Plan has been or is likely to be disqualified under section 401 of the Code. In that event, the interest of such Participating Plan shall be treated as a Plan withdrawn pursuant to Section 11.1.

         11.3. Approval of Appropriate Agencies. The Trustee may, in its absolute discretion, condition delivery, transfer or distribution of any assets withdrawn from the Master Fund under this Article XI upon the Trustee's receiving assurances satisfactory to it that any notice which may be required to be given under ERISA or the Code to any Person, the Department of Labor, the Internal Revenue Service or the Pension Benefit Guaranty Corporation has been given, or that any filing which is required to be made to determine that a termination has not affected the qualification of a Participating Plan has been made, and that any plan to which such assets are to be transferred is a qualified plan under section 401(a) of the Code. The Trustee shall not be responsible under any Participating Plan to give any such notice or make any such filings or maintain any records required under ERISA or the Code, all of which, for purposes of this Agreement, shall be the responsibility of the Company.

                                   ARTICLE XII

                            Amendment or Termination

         12.1. Amendment. Subject to Section 1.4, the Investment Committee reserves the right at any time and from time to time to amend, in whole or in part, any or all of the provisions of this Agreement by notice thereof in writing delivered to the Trustee; provided, however, no amendment which affects the rights, duties or responsibilities of the Trustee may be made without its prior written consent.

         12.2. Termination. Subject to Section 1.4, the Investment Committee reserves the right to terminate this Agreement by notice in writing thereof delivered to the Trustee. In the event of termination, the Trustee shall dispose of the Master Fund, after the payment of or other provision for all of its reasonable expenses (including any compensation to which the Trustee may be entitled), all in accordance with the written directions of the Investment Committee. In the event that termination results from the removal of the Trustee or the withdrawal of all of the

Participating Plans, then such disposition shall be implemented in accordance with the provisions of Article X or Article XI as the case may be.

         12.3. Trustee's Authority to Survive Termination. Until the final distribution of the Master Fund, the Trustee shall continue to have and may exercise all of the powers and discretions conferred upon it by this Agreement.

                                  ARTICLE XIII

                                  Tender Offers

         13.1. In General. In the event a tender offer is made generally to the shareholders of the Company to transfer all or a portion of their shares of Company Stock in return for valuable consideration, including, but not limited to, offers regulated by section 14(d) of the Securities Exchange Act of 1934, as amended, the Trustee shall respond to such tender offer in respect of shares of Company Stock held by the Trustee in the Company Stock Investment Fund in accordance with instructions obtained from participants (or beneficiaries). Each participant (or beneficiary) shall be entitled to instruct the Trustee regarding how to respond to any such tender offer with respect to the number of shares of Company Stock represented by the participating units in the Company Stock Investment Fund then allocated to his or her account. Each participant (or beneficiary) who does not provide timely instructions to the Trustee shall be presumed to have directed the Trustee not to tender shares of Company Stock represented by the participating units then allocated to his or her account. A participant (or beneficiary) shall not be limited in the number of instructions to tender or withdraw from tender which he or she can give, but a participant (or beneficiary) shall not have the right to give instructions to tender or withdraw from tender after a reasonable time established by the Trustee. The Trustee shall follow the instructions of the participants (and beneficiaries) with respect to the tender offer as transmitted to the Trustee. The Trustee may establish a reasonable time, taking into account the time restrictions of the tender offer, after which it shall not accept instructions of participants (or beneficiaries). For purposes of this Section, the shares of Company Stock held in the Company Stock Investment Fund shall be treated as allocated to the accounts of participants in proportion to their respective participating units in the Company Stock Investment Fund as of the immediately preceding record date for ownership of Company Stock for stockholders entitled to tender. The Administrative Committee may direct the Trustee to make a special valuation of the

Company Stock Investment Fund in connection with such tender offer. Any securities or other property received by the Trustee as a result of having tendered Company Stock, as hereinabove provided, shall be held, and any cash so received shall be invested, in short term investments pending any further action which the Trustee may be required or directed to take pursuant to the Participating Plan. Notwithstanding anything in this Agreement to the contrary, during the period of any public offer for Company Stock, the Trustee shall refrain from making purchases of Company Stock under this Agreement. In addition to any compensation or expenses provided under Section 9.1, the Trustee shall be entitled to reasonable compensation and reimbursement for its reasonable out-of-pocket expenses for any services attributable to the duties and responsibilities described in this Section 13.1.

         13.2. Trustee's Indemnification. In addition to any other claims the Trustee may have under this Agreement or by law, the Company hereby agrees to hold the Trustee harmless and to indemnify the Trustee from and against any and all losses, claims, damages, liabilities or expenses whatsoever (including, but not limited to, any and all reasonable expenses incurred in investigating, preparing or defending against any litigation or proceeding, commenced or threatened, or any claim whatsoever), (a) arising out of, relating to or in connection with any public offer of the kind referred to above, whether in respect of the solicitation of directions from Participating Plan participants, or tabulating, reporting or acting upon such directions or otherwise, or (b) arising out of or based upon any untrue statement or alleged untrue statement contained in any instrument, document or other material furnished by or through the Company to Participating Plan participants, or otherwise used by the Company or authorized by it for use in respect of, any such public offer or arising out of or based upon an omission or alleged omission to state a material fact required to be stated or necessary to make other statements made in any such material not misleading, except, solely in the case of indemnification pursuant to clause (a), for a loss, claim, damage, liability or expense to the extent attributable to the bad faith or negligence of the Trustee in the performance of its specifically allocated, ministerial processing functions set forth in this
Article XIII.

                                   ARTICLE XIV

                                   Authorities

         14.1. Company. Whenever the provisions of this Agreement specifically require or permit any action to be taken by the Company, such action must be authorized (i) by resolution of the Board of Directors, or appropriate committee thereof, (ii) by the written direction of two corporate officers as defined in the Company's by-laws, or (iii) by such other person or persons as shall be authorized by such officers or by resolution of the Board of Directors, or appropriate committee thereof to take specifically enumerated actions. The Trustee may take or omit to take any action in accordance with written direction purporting to bear the appropriate signatures, or in reliance upon a certified copy of a resolution of the Board of Directors which the Trustee believes to be genuine. The Trustee shall have no responsibility for any action taken by the Trustee in accordance with any such resolution or direction.

         14.2. Subsidiary or Affiliate. Any action required or permitted to be taken under this Agreement by a subsidiary or affiliate of the Company shall be given by resolution of the board of directors of the subsidiary or affiliate, which resolution shall be filed with the Trustee. The Trustee may take or omit to take any action in accordance with written direction in reliance upon a certified copy of a resolution of the board of directors of such subsidiary or affiliate which the Trustee believes to be genuine. The Trustee shall have no responsibility for any action taken by the Trustee in accordance with any such resolution.

         14.3. Named Fiduciary and Company Representatives. The Company shall furnish the Trustee from time to time with a list of the names and signatories of all Persons (other than the Company) authorized hereunder: (i) to receive accountings under Section 1.2(a); (ii) to act as a Named Fiduciary; (iii) to act as members of the Administrative Committee and the Investment Committee; or (iv) to issue orders, notices, requests, instructions and objections to the Trustee pursuant to the provisions of this Agreement. Any such list and the form of the instructions may be relied upon for accuracy and completeness by the Trustee. Each such Person shall thereupon furnish the Trustee with a list of the names and signatories of those individuals, if any, who are authorized, jointly or severally or otherwise, to act for such Person hereunder, and the Trustee shall be fully protected in acting upon any notices or directions received from any of them.

         14.4. Investment Manager. The Investment Committee shall cause each Investment Manager to furnish the Trustee from time to time with the names and signatures of those Persons authorized to direct the Trustee on its behalf hereunder.

         14.5. Form of Communications. Any agreement or understanding between the Company and any Person (including an Asset Manager) or any other provision of this Agreement to the contrary notwithstanding, all notices, directions and other communications to the Trustee shall be in writing or in such other form, including transmission by electronic means through the facilities of third parties or otherwise, specifically agreed to in writing by the Trustee. The Trustee shall be fully protected in acting in accordance therewith, but shall not thereby assume responsibility for the failure or breakdown of any such means of communication not due to its own negligence in the performance of responsibilities specifically allocated to it under the terms of this Agreement or willful misconduct.

         14.6. Continuation of Authority. The Trustee shall have the right to assume, in the absence of written notice to the contrary, that no event (i) constituting a change in the composition or authority of the Administrative Committee or the Investment Committee or (ii) terminating the authority of any Person, including any Asset Manager, has occurred.

         14.7. No Obligation to Act on Unsatisfactory Notice. The Trustee shall incur no liability under this Agreement for any failure to act pursuant to any notice, direction or any other communication from any Asset Manager, the Company, the Administrative Committee, the Investment Committee or any other Person or the designee of any of them unless and until it shall have received instructions in the form specified in this Article XIV.

                                   ARTICLE XV

                               General Provisions

         15.1. Daily Valuation Operating Guidelines, etc. On each Valuation Date, the Trustee shall process transactions, update records and invest or divest funds in accordance with the Northern Trust Daily Valuation Operating Guidelines dated May 2002, as modified by the Trustee and the Company by letter dated November 3, 2003. The Trustee shall not materially amend or deviate from such guidelines without the prior written notice of the Administrative Committee or the Investment Committee.

         15.2. Governing Law. To the extent that state law shall not have been preempted by the provisions of ERISA or any other law of the United States heretofore or hereafter enacted, this Agreement shall be administered, construed and enforced according to the laws of the State of Illinois.

         15.3. Entire Agreement. The Trustee's duties and responsibilities to any Participating Plan or any Person interested therein shall be limited to those specifically set forth in this Agreement. No amendment to any Participating Plan or agreement or instrument affecting any Participating Plan or any other document shall affect the Trustee's duties or responsibilities hereunder without its prior written consent.

         15.4. Reliance on Experts. The Trustee may consult with experts (who may be experts employed by the Company) including legal counsel, appraisers, pricing services, accountants or actuaries, selected by it with due care with respect to the meaning and construction of this Agreement or any provision hereof, or concerning its powers and duties hereunder.

         15.5. Successor to the Trustee. Any successor, by merger or otherwise, to substantially all of the trust business of Northern shall automatically and without further action become the Trustee hereunder, subject to all the terms and conditions and entitled to all the benefits and immunities hereof.

         15.6. Notices. All notices, reports, annual accounts and other communications from the Trustee to the Company, the Administrative Committee, the Investment Committee, an Investment Manager, or any other Person shall be deemed to have been duly given if mailed, postage prepaid, or delivered in hand to such Person at its address appearing on the records of the Trustee, which address shall be filed with the Trustee at the time of the establishment of the Trust and shall be kept current thereafter by the Administrative Committee. All directions, notices, statements, objections and other communications to the Trustee shall be deemed to have been given if mailed, postage prepaid, or delivered in hand to the Trustee at its offices.

         15.7. Plan Documents. In no event shall the terms of any Participating Plan, either expressly or by implication, be deemed to impose upon the Trustee any power or responsibility other than those set forth in this Agreement.

         15.8. No Waiver, Reservation of Rights. The rights, remedies, privileges and immunities expressed herein are cumulative and are not exclusive, and the Trustee shall be entitled to claim all other rights, remedies, privileges and immunities to which it may be entitled under applicable law.

         15.9. Descriptive Headings. The captions in this Agreement are solely for convenience of reference and shall not define or limit the provisions hereof.

         15.10. Spendthrift Provision. Except as may be required or permitted by law, no interest or claim of interest of any kind of any participant in any Participating Plan under the provisions of this Trust is assignable, nor may any such interest or claim be subject to garnishment, attachment, execution or levy of any kind, and no attempt to transfer, assign, pledge or otherwise encumber or dispose of such interest by act of the Person involved or by operation of law will be recognized.

         15.11. Gender and Plurals. Whenever used in the Agreement, words in the neuter gender shall include the masculine and feminine gender, and, unless the context otherwise requires, words in the singular shall include the plural, and words in the plural shall include the singular.

                                   ARTICLE XVI

                             Undertaking by Company

         16.1. Undertaking. In consideration of Northern's agreeing to enter into this Agreement, to the extent permitted or not prohibited by ERISA, the Company hereby agrees to hold harmless Northern, individually and as Trustee, and Northern's directors, officers, and employees, from and against all amounts, including without limitation taxes, reasonable expenses (including reasonable counsel fees), liabilities, claims, damages, actions, suits or other charges, incurred by or assessed against Northern, individually or as Trustee, or its directors, officers or employees (i) as a direct or indirect result of any act or omission of any predecessor trustee or fiduciary appointed under any Participating Plan unless the investment acquired by such predecessor trustee or fiduciary becomes part of the Discretionary Fund and Northern fails to take appropriate action with respect thereto after deposit to the Discretionary Fund;
(ii) except as otherwise provided in Section 16.2, as a direct or indirect result of anything done in good faith by or on behalf of Northern in reliance upon the directions of any Investment Manager, the

Company, the Administrative Committee or the Investment Committee, or anything omitted to be done in good faith in the absence of such directions, (iii) except as otherwise provided in Section 16.2, as a direct or indirect result of the failure of the Company, the Administrative Committee or the Investment Committee, directly or indirectly, to discharge adequately, carefully and diligently its fiduciary responsibilities with respect to the Participating Plans, or (iv) except as otherwise provided in Section 16.2, as a direct or indirect result of Northern's provision of services under this Agreement or its status as Trustee hereunder.

         16.2. Limitation on Undertaking. Anything hereinabove to the contrary notwithstanding, the Company shall have no responsibility to Northern under Section 16.1(ii), (iii), or (iv) if Northern knowingly participated in or knowingly concealed any act or omission of any Person described therein if Northern knew or should have known that such act or omission constituted a breach of such Person's fiduciary responsibilities, or if Northern fails to perform any of the duties specifically allocated to it under the provisions of this Agreement in the manner herein provided, or if Northern fails to act in conformity with duly given and authorized directions hereunder.

         16.3. Waiver of Defense. The Company expressly waives and shall be forever estopped from asserting as a defense against Northern, or any of its directors, officers or employees, in any action to enforce Section 16.1 that any one of them failed to discharge any obligation he, she or it may have or may be deemed to have had under any statute governing the conduct of fiduciaries in following the directions of the Company, the Administrative Committee, the Investment Committee, the Investment Manager or any Person duly authorized to act for any of them under Article XIV.

         16.4. Survival of Undertakings. The Company further agrees that the undertakings made in this Article XVI shall be binding on its successors or assigns and shall survive (i) termination of this Agreement and any amendment or restatement of this Agreement not agreed to by the Trustee, or (ii) the resignation or removal of the Trustee, and that this Article shall be construed as a contract between the Company and the Trustee according to the laws of the State of Illinois in effect from time to time.

         IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Master Trust Agreement to be executed by their respective officers thereunto duly authorized and their corporate seals to be hereunto affixed and attested to as of the day and year first above written.

                                      HARRIS CORPORATION

                                      By: /s/ B.R. Roub
                                         ------------------------------------

                                      Its: Senior Vice President and
                                          -----------------------------------
                                           Chief Financial Officer
                                          -----------------------------------

ATTEST:

/s/ D.S. Wasserman
-----------------------------
   (CORPORATE SEAL)

         The undersigned, Scott T. Mikuen, does hereby certify that he or she is the duly elected, qualified and acting Assistant Secretary of HARRIS CORPORATION (the "Company") and further certifies that the person whose signature appears above is a duly elected, qualified and acting officer of the Company with full power and authority to execute this Agreement on behalf of the Company and to take such other actions and execute such other documents as may be necessary to effectuate this Agreement.

/s/ Scot T. Mikuen
-----------------------------
Assistant Secretary
HARRIS CORPORATION

                                      THE NORTHERN TRUST COMPANY

                                      By: /s/ Peter R. Sparrow
                                          -----------------------------------
                                      Its: Vice President
                                          -----------------------------------

ATTEST:

/s/ Helen M. Stirk
-----------------------------
   (CORPORATE SEAL)

         The undersigned, Helen M. Stirk, does hereby certify that he or she is the duly elected, qualified and acting Assistant Secretary of THE NORTHERN TRUST COMPANY (the "Trustee") and further certifies that the person whose signature appears above is a duly elected, qualified and acting officer of the Company with full power and authority to execute this Agreement on behalf of the Company and to take such other actions and execute such other documents as may be necessary to effectuate this Agreement.

/s/ Helen M. Stirk
--------------------------
Assistant Secretary
THE NORTHERN TRUST COMPANY

                                   APPENDIX A
                               Participating Plans

Harris Corporation Retirement Plan

























                                    App. A-1

                                   APPENDIX B
                    Description of Service to be Provided by
                   Trustees Regarding Records and Accounts of
                       Participants in Participating Plans

None























                                    App. B-1

                                   APPENDIX C
                                Investment Funds

Balanced Fund

Northern Trust S&P 500 Fund

PRIMCO GIC Fund

State Street Global Advisors Bond Market Index

Trustco Money Market Account Fund

Nations International Value Fund

T. Rowe Price Equity Income Fund

Fidelity Investments Growth Fund

State Street Global Advisors U.S. Extend Market Index Fund

State Street Global Advisors Russell 2000 Growth Fund

Dresdner RCM Global Technology Fund

Harris Stock Investment Fund

                                    App. C-1

                                   APPENDIX D

The Northern Trust Company's Collective Trust Short Term Investment Fund


























                                    App. D-1

                                   APPENDIX E

                             ERISA FLOAT DISCLOSURE

In the course of providing custody and related services pursuant to this Trust Agreement, Northern may derive the benefit of the use of uninvested cash in the Master Fund ("float") pending investment or distribution in the following circumstances:

- U.S. DOLLAR CASH BALANCES. U.S. dollar cash in the Master Fund is swept "to the penny" on the date of receipt to one of several short-term investment funds that pay interest from the date of investment until the date of withdrawal. Thus, there is no float generated from contributions or securities related account activities denominated in U.S. dollars.

- Float may arise in connection with account distributions as described below.

- Benefit payment services. Under Northern's standard benefit payment service, cash is debited from the Master Trust on the date a benefit payment check is dated (payable date). Such cash is deposited in a non-interest bearing omnibus deposit account at Northern, where such cash remains until the earlier of (i) the date the check is presented for payment and (ii) the date payment on the check is stopped at the instruction of an authorized representative of the Administrative Committee or the Investment Committee. Checks to recipients of periodic payments from the Master Trust are generally mailed three to four days before the payable date. Checks for non-periodic recipients are mailed on the payable date. Reports detailing the outstanding checks are mailed to an authorized representative of the Administrative Committee or the Investment Committee each month. Such a representative may request that payment on an outstanding check be stopped at any time. Stop payment instructions are processed within 24-48 hours of receipt. Stopped payments can be either re-issued or placed into the Trust's account pending further instruction, as directed by such representative.

- Fees and expenses. Checks for payment of fees and expenses are handled in the same manner as benefit payment checks. There is no float generated in connection with payments made by wire transfer.

- FOREIGN CASH BALANCES. If the Master Fund has non-U.S. dollar denominated cash balances in connection with investments in foreign securities, then float may be paid to Northern as described below.

- If the Trust participates in Northern's global cash management program, then investable cash balances in all major currencies are invested in interest bearing deposits of Northern's London branch. Northern may receive a maximum of one day's float on assets invested in or redeemed from these deposits. Investable cash balances are based upon cash projections that include the crediting of income and dividends on payable date for all major markets. Receipts that are not anticipated in the projection process or known before the respective market deadline may be excluded from any given day's cash projection. For most markets

                                    App. E-1
     cash is swept to the nearest 1,000 units of currency. Float arises on foreign cash balances that fail to meet investable cash balance definition or minimum sweep threshold.

- Northern receives float on non-U.S. dollar denominated cash balances in currencies that are not part of the cash management program.

- If the Trust participates in Northern's contractual settlement date processing program, the Master Fund will forego the use of foreign cash in the case of late-settled securities purchase transactions ("buy fail float") in consideration of having the continued use of foreign cash (thereby avoiding the incidence of overdrafts) in the case of late-settled securities sale transactions.

                                    App. E-2